March 16, 2015

Supplement

SUPPLEMENT DATED MARCH 16, 2015 TO THE PROSPECTUSES OF
Morgan Stanley European Equity Fund Inc., dated February 27, 2015
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 27, 2015
Morgan Stanley Mortgage Securities Trust, dated February 27, 2015
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2014
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2014
(collectively, the "Funds")

Effective as of the close of business on April 30, 2015, each Fund is suspending the continuous offering of its Class L shares and thus, no further purchases of Class L shares of the Funds may be made by investors. Existing Class L shareholders may continue to invest through reinvestment of dividends and distributions. Class L shares of each Fund may be exchanged (i) for Class L shares of other Morgan Stanley Multi-Class Funds (as defined in the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares") even though Class L shares are closed to investors, (ii) for shares of any Morgan Stanley Money Market Fund (as defined in the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares") or (iii) for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, in each case if available, without the imposition of an exchange fee. Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Please see "Shareholder Information—How to Exchange Shares" for further information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MSREFUNDSPT-0415